SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 25, 2004


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)


  Commission    Registrant, State of Incorporation,    I.R.S Employer
   File No.        Address, and Telephone Number      Identification No.
  ----------    -----------------------------------   ------------------
   1-15467              Vectren Corporation               35-2086905
                     (An Indiana Corporation)
                      20 N.W. Fourth Street,
                     Evansville, Indiana 47708
                          (812) 491-4000

   1-16739         Vectren Utility Holdings, Inc.         35-2104850
                     (An Indiana Corporation)
                      20 N.W. Fourth Street,
                    Evansville, Indiana 47708
                         (812) 491-4000


            Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure

Included herein is certain financial information related to Southern Indiana Gas & Electric Company (SIGECO), a wholly owned subsidiary of Vectren Utility Holdings, Inc. (VUHI). VUHI is a wholly owned subsidiary of Vectren Corporation (the Company).

The SIGECO financial information includes Balance Sheet data as of June 30, 2004 and December 31, 2003, Statement of Income data for the three and six months ended June 30, 2004 and 2003, Statement of Cash Flows data for the six months ended June 30, 2004 and 2003, and other information. This unaudited financial information should not be considered a complete set of financial statements prepared in accordance with accounting principles generally accepted in the United States. Such information will be included in Appendix B to a Preliminary Reoffering Circular of 1993 Series B Warrick County, Indiana Adjustable Rate Environmental Improvement Revenue Bonds. The information is included as Exhibit 99-1 to the Current Report.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99-2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               VECTREN CORPORATION
                         VECTREN UTILITY HOLDINGS, INC.

August 25, 2004


                                       By:  /s/ M. Susan Hardwick
                                       ----------------------------------------
                                       M. Susan Hardwick
                                       Vice President and Controller

                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 7.01:



 Exhibit
 Number       Description

99-1 Appendix B to Preliminary Reoffering Circular of 1993 Series B Warrick County, Indiana Adjustable Rate Environmental Improvement Revenue Bonds

99-2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995